Exhibit 10.30

                         INFINITE GRAPHICS INCORPORATED
                             1999 STOCK OPTION PLAN


                      Article I. Establishment and Purpose

         1.1 Establishment. Infinite Graphics Incorporated, a Minnesota corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the "1999 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

         1.2 Purpose. The purposes of this Plan are to enhance shareholder investment by attracting, retaining, and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.


            Article II. Definitions, Gender and Number, Severability

         2.1 Definitions. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

         (a)      "Board" means the Board of Directors of the Company.

         (b)      "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan, or the Board if no Committee is appointed.

         (d) "Company" means Infinite Graphics Incorporated, a Minnesota corporation (including any and all subsidiaries).

         (e) "Consultant" means any person or entity, including an officer or director of the Company who provides consulting, director or advisory services (other than as an Employee) to the Company.

         (f) "Date of Exercise" means the date the Company receives notice by an Optionee of the exercise of an Option pursuant to
                  Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.

         (g) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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         (i)      "Exercise Price" means the amount for which one share of Stock may be purchased upon exercise of an Option, as specified in the applicable Option Agreement.

         (j) "Fair Market Value" means the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the reported last sale price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sale price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest ask and lowest bid prices for such security on the date in question, or if there are no such ask and bid prices for such security on such date, the mean of the highest ask and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee (as defined above), which determination shall be final and binding on all parties.

         (k) "Incentive Stock Option" means an Option granted under this Plan that is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         (l) "Insider" means a person who is, at the time of an Option grant hereunder, an executive officer, director or holder of more than ten percent of the outstanding shares of the Stock, as defined in Section 16 of the Exchange Act.

         (m) "Nonstatutory Option" means an Option granted under this Plan that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified herein, Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

         (n) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the Exercise Price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (o) "Optionee" means a person to whom an Option has been granted under the Plan.

         (p)      "Parent Corporation" shall have the meaning set forth in
                  Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (q)      "Subsidiary Corporation" shall have the meaning set forth in
                  Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.


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         (r)      "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

         (s)      "Stock" means the common stock of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                   Article III. Eligibility and Participation

         3.1 Eligibility. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder.

         3.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom Options shall be granted and shall determine the nature of and number of shares of Stock subject to each such Option.


                           Article IV. Administration

         4.1 The Committee. The Plan shall be administered by the Committee. If the entire Board of Directors is not serving as the Committee, the Committee appointed by the Board shall meet the requirements of Rule 16b-3 so that Options granted under the Plan may be considered "exempt" under Rule 16b-3 and Section 16(b) of the Exchange Act. If for any reason the Committee does not qualify to administer the Plan as contemplated by Rule 16b-3 of the Exchange Act, or as may be required under applicable tax law to permit a deduction with respect to certain Options issued under the Plan, the Board may appoint a new Committee so as to comply with the requirements of Rule 16b-3 and such tax law.

         4.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article XII herein) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which


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may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         4.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees, and their respective successors.


                      Article V. Stock Subject to the Plan

         5.1 Number. The total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 450,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in Article XIII. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Lapsed Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.


                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Subject to Section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the recipient of Options among the Employees or Consultants, the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         The aggregate Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which Incentive Stock Options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000.


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         The preceding paragraph shall not be deemed to prevent the grant of
Options in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option; provided, however, no Optionee may be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 100,000 shares per Optionee, subject to adjustment under Article XIII.

         The Committee is expressly given the authority to issue amended Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option.

         No Options granted under the Plan may be exercisable before the approval of the Plan by the shareholders of the Company pursuant to the Bylaws of the Company.

         7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         7.3 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Exercise Price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions which the Committee may impose; and any other terms or conditions which the Committee may impose.

         All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 Exercise Price. No Incentive Stock Option granted pursuant to this Plan shall have an Exercise Price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Exercise Price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Exercise Price for Nonstatutory Options shall be equal to the Fair Market Value of Stock on the date the Option is granted and shall not be subject to the restrictions applicable to Incentive Stock Options.

         7.5 Term of Options. Each Option shall expire at such time as the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

         7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Optionees.

         7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made in cash, cash equivalents, or other form acceptable to the Committee, including without limitation, in Stock having a Fair Market Value at the time of the exercise equal to the Exercise


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Price; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with applicable rules and regulations.


                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Shareholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Chief Financial Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer thereof.

         8.3 Rights of a Shareholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have dividend rights, voting rights or other rights or privileges of a shareholder with respect to any Stock covered by an Option until the date of issuance of a stock certificate for such Stock. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such date of issuance, except as expressly provided in the Plan.


                      Article IX. Termination of Employment

         9.1 Death. Unless otherwise determined by the Committee, if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         9.2 Termination Other Than For Cause Or Due to Death. Unless otherwise determined by the Committee, in the event of an Optionee's termination of employment, in the case of an Employee (except when an Employee becomes a Consultant), or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or for cause (as defined below in Section 9.3), the Optionee may exercise such portion of his or her Option as was exercisable by the Optionee at the date of such termination (the "Termination Date") at any time within 3 months after the Termination Date; provided, however, that when termination occurs due to disability as defined in the Code, such Optionee may exercise such portion of any Option as was exercisable by such Optionee on Optionee's Termination Date within one year after such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a


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corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions, as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 Termination for Cause. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for cause (as defined below in Section 9.3), any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately.

         The term "cause" means: (i) Optionee's conviction of a felony which would materially damage the reputation of the Company, (ii) material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company or (iii) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties, which has a material adverse effect on the Company.


                         Article X. Rights of Optionees

         10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         10.2 Restrictions on Transfer. Except as otherwise provided by this
Section 10.2, all Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. The Committee may, in its sole discretion and with the consent of the Optionee: (i) grant Nonstatutory Options which are transferable within the restrictions of this Section 10.2, (ii) amend a then existing Nonstatutory Option to allow for transferability of such Option within the restrictions of this Section 10.2 or
(iii) amend a then existing Incentive Stock Option (whereby such Option will become a Nonstatutory Option) to allow for transferability of such Option within the restrictions of this Section 10.2 (collectively, the "Transferable Options").

         The Committee may, in its sole discretion, authorize all or a portion of the Transferable Options to be on terms which permit transfer of such Option by the initial Optionee of such Option (the "Initial Optionee") to (i) the spouse, children, step-children, grandchildren, step-grandchildren, siblings or parents of the Initial Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or other entity in which such Immediate Family Members are the only partners or equity owners (iv) a former spouse of the Initial Optionee pursuant to a qualified domestic relations order (collectively, a "Permitted Transferee"), provided that:

         (1)      There may be no consideration for any such transfer;

         (2) the stock option agreement pursuant to which such Options are granted, or any amendment thereto, must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10.2;

         (3) Any option or portion thereof transferred by an Initial Optionee to a Permitted Transferee may be exercised by the Permitted Transferee only to the same extent as the


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                  Initial Optionee would have been entitled to exercise it, and shall remain subject to all of the terms and conditions that would have applied to such Option under the provisions of the Plan and option agreement, if the Initial Optionee had not transferred such option or portion thereof to the Permitted Transferred;

         (4) Subsequent transfers of transferred Options (including sale, assignment, pledge or other transfer) shall be prohibited except by will or the laws of descent and distribution;

         (5) the Initial Optionee shall remain subject to applicable withholding taxes upon exercise of options transferred to a Permitted Transferee;

         (6) the Company shall have no obligation to notify the Permitted Transferee of the expiration or early termination of any option;

         (7) the Committee may, in its sole discretion, require as a condition to the transfer of an option, that the Permitted Transferee execute an agreement under which the Permitted Transferee would become a party to the applicable option agreement and agree that in the event the Company merges into or consolidates with another entity, the Company sells all or a substantial part of its assets, or the Company's common stock is subject to a tender or exchange offer, the Permitted Transferee will consent to the transfer or assumption of the option, or accept a new option in substitution therefor, if the Company requests the Permitted Transferee to do so; and

         (8) such transfer shall not be effective unless and until the Initial Optionee has furnished the Committee written notice of the transfer, copies of all requested documents evidencing the transfer, and such other agreements as may be required by the Committee.


                         Article XI. Optionee-Employee's
                          Transfer or Leave of Absence

         11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--


         (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such corporation to another, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.


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                             Article XII. Amendment,
                    Modification, and Termination of the Plan

         12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

         (a) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in
                  Section 13.1; or

         (b) change the class of Employees or Consultants eligible to receive Options; or

         (c) change the provisions of Section 7.1 above to allow an Optionee to be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 100,000 shares per Optionee, subject to adjustment under Article XIII.

         12.2 Options Previously Granted. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.


                    Article XIII. Changes in Capitalization,
      Dissolution, Liquidation, Reorganization and Acceleration of Vesting

         13.1 Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of the Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

         (a) The number of shares of stock available for future grants under Article V;

         (b)      The number of shares of stock covered by each outstanding
                  Option; or

         (c)      The Exercise Price under each outstanding Option.

Except as provided in this Article 13, an Optionee shall have no rights by reason of any issue by the Company of any class of capital stock or securities convertible into capital stock of any class, any subdivision or consolidation of shares of capital stock of any class, the payment of any capital stock dividend or any other increase or decrease in the number of shares of capital stock of any class.

         13.2 Dissolution or Liquidation. To the event not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

         13.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options are subject to the agreement of merger or reorganization. Such agreement shall provide for:


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         (a)      The continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

         (b) The assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;

         (c) The substitution by the surviving corporation or its parent or subsidiary of its own Options for the outstanding Options;

         (d) Full exercisability or vesting and accelerated expiration of the outstanding Options; or

         (e) Settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

         13.4 Impact of Acceleration Event. The Option Agreement may, at the discretion of the Committee, provide that Options granted hereunder will become fully exercisable and vested in the event of an "Acceleration Event" as defined in Section 13.5 or a "Potential Acceleration Event" as defined in Section 13.6.

         13.5 Definition of "Acceleration Event." For purposes of Section 13.4, an "Acceleration Event" means the happening of any of the following:

         (a) When any "person" as defined in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities;

         (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 13.5(b); or

         (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.


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A transaction shall not constitute an Acceleration Event if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         13.6 Definition of "Potential Acceleration Event." For purposes of
Section 13.4, a "Potential Acceleration Event" means the approval by the Board of a definitive agreement by the Company the consummation of which would result in an Acceleration Event of the Company as defined in Section 13.5.


                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof,
(b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.


                           Article XV. Tax Withholding

         15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. The Company shall not be required to issue any Stock under the Plan until such obligations are satisfied.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee and compliance with applicable laws and regulations, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.


                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she


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may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         17.3 Compliance with the Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code
Section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.


                      Article XVIII. Effective Date of Plan

         18.1 Effective Date. Subject to Shareholder approval of the Plan, the Plan shall be effective as of August 23, 1999, the date of its adoption by the Board.


                  Article XIX. No Obligation to Exercise Option

         19.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.


                     Article XX. Nonexclusivity of the Plan

         20.1 Nonexclusivity of the Plan. The adoption of this Plan will not be construed as limiting the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.


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